Consolidated Statements of Operations and Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Corporate and administrative expenses	$ (13,340)	$ (12,370)
Environmental rehabilitation expense		(7,439)
Other income - flow-through shares	1,218	6,312
Impairment of investment in associate		(1,336)
Equity loss of associate	(200)	(160)
Interest income	279	164
Finance expense and other income	(267)	(144)
Loss before income taxes	(12,310)	(14,973)
Income tax recovery (expense)	697	(4,967)
Loss for the year	(11,613)	(19,940)
Items that will not be reclassified to net income or loss
Change in fair value of marketable securities, net of income taxes	284	(577)
Comprehensive loss for the year	$ (11,329)	$ (20,517)
Basic and diluted net loss per common share (in Dollars per share)	$ (0.19)	$ (0.34)
Basic and diluted weighted average number of common shares outstanding (in Shares)	62,359,725	59,104,624